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                                                                   EXHIBIT 10.38

                    SECOND AMENDMENT AND CONSENT dated as of December 1, 1999
               (this "Amendment"), to the Credit Agreement dated as of April 15, 1998 as amended and restated as of October 19, 1998 (as further amended or otherwise modified, the "Credit Agreement"), among ADVANCE HOLDING CORPORATION, ADVANCE STORES COMPANY, INCORPORATED, the Lenders party thereto and THE CHASE MANHATTAN BANK, as Administrative Agent.


          WHEREAS, the Borrower (such term and each other capitalized term used but not defined herein having the meanings assigned to such terms in the Credit Agreement) has requested that the Lenders approve an amendment to the Credit Agreement; and

          WHEREAS, the undersigned Lenders are willing, on the terms and subject to the conditions set forth herein, to approve such amendments;


          NOW, THEREFORE, in consideration of these premises, the Borrower and the undersigned Lenders hereby agree as follows:

          SECTION 1.  Amendments.
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          (a)  Section 1.01 of the Credit Agreement is hereby amended by deleting clause (ii)(B) of the third proviso in the definition of the term "Adjusted Consolidated Net Income" and substituting in lieu thereof the following:

          (B) Acquisition Expenses incurred from and including October 19, 1998 to and including January 1, 2000 in an aggregate amount not to exceed $36,600,000,

          (b) Section 1.01 of the Credit Agreement is hereby amended by deleting the defined terms "GE Capital Program Agreements" and "GE Capital Program Indebtedness" and substituting in lieu thereof the following:

               "GE Capital Program Agreements" means (a) the Commercial Credit
                -----------------------------
          Program Agreement dated as of November 22, 1996 among Holdings, the Borrower and General Electric Capital Corporation, as such agreement may have been or may hereafter be
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          amended, restated, supplemented or modified from time to time in accordance with Section 6.10 hereof and (b) any agreements entered into by Holdings, the Borrower and any financial institution in replacement of such agreement referred to in clause (a) above, provided that such replacement agreements are, in the aggregate, no more adverse to the interests of the Borrower or the Lenders than the agreement referred to in clause (a) above, except that the accounts receivable transferred as of the date of the effectiveness of such replacement agreements may be fully guaranteed by the Borrower.

               "GE Capital Program Indebtedness" means Indebtedness of the
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          Borrower arising under the GE Capital Program Agreements in an aggregate principal amount not exceeding the amounts permitted pursuant to Section 6.01(a)(ix).

          (c) Section 1.01 of the Credit Agreement is hereby amended by deleting the defined term "New Receivables Indebtedness" and substituting in lieu thereof the following:

               "New Receivables Indebtedness" means Indebtedness of the Borrower
                ----------------------------
          and/or its Subsidiaries arising from the New Receivables Program in an aggregate principal amount not exceeding, at any time, (a) the sum of
          (i) 3.5% of the total aggregate amount of all accounts receivables sold or transferred during the preceding 12-month period by the Borrower and its Subsidiaries to any Person other than the Borrower and its Subsidiaries pursuant to the New Receivables Program or for which value has been received from any Person other than the Borrower and its Subsidiaries pursuant to the New Receivables Program and (ii) $3,000,000 or (b) the amounts permitted pursuant to Section 6.01(a)(ix).

          (d) Section 6.01(a) of the Credit Agreement is hereby amended by (i) adding the word "and" at the end of clause (viii) thereof and (ii) deleting clauses (ix) and (x) thereof and substituting in lieu thereof the following:

               (ix)(A) GE Capital Program Indebtedness and (B) New Receivables Indebtedness; provided that the aggregate principal amount of Indebtedness described in clauses (A) and (B) shall not exceed
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          (x) $25,000,000 at any time outstanding prior to January 1, 2001 and
          (y) $45,000,000 at any time outstanding thereafter.

          SECTION 2.  Consent.  The Required Lenders hereby consent to the
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execution of an amendment to the Security Agreement by the Borrower, Holdings,
the Subsidiaries parties thereto and the Collateral Agent to exclude accounts receivable sold or created pursuant to the New Receivables Program from the definitions of the defined terms "Accounts" and "General Intangibles".

          SECTION 3.  Representations and Warranties.  The Borrower represents
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and warrants to each of the Lenders that, after giving effect to the amendments contemplated hereby, (a) the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of the earlier date) and (b) no Default has occurred and is continuing.

          SECTION 4.  Effectiveness.  This Amendment shall be deemed to be
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effective as of December 1, 1999 on the date (the "Amendment Effective Date")
when the Administrative Agent (or its counsel) shall have received copies hereof that, when taken together, bear the signatures of the Borrower, Holdings and the Required Lenders.

          SECTION 5.  Applicable Law.  This Amendment shall be construed in
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accordance with and governed by the law of the State of New York.

          SECTION 6.  No Other Amendments.  Except as expressly set forth
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herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

          SECTION 7.  Counterparts.  This Amendment may be executed in two or
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more counterparts, each of which shall constitute an original, but all of which when taken together
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shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 8.  Headings.  Section headings used herein are for
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convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

          SECTION 9.  Expenses.  The Borrower shall reimburse the Administrative
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Agent for its reasonable out-of-pocket expenses incurred in connection with this
Amendment, including the reasonable fees and expenses of Cravath, Swaine &
Moore, counsel for the Administrative Agent.


          IN WITNESS WHEREOF, Holdings, the Borrower and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.


                                        ADVANCE HOLDING CORPORATION,

                                             by   /s/ J. O'Neil Leftwich
                                                --------------------------
                                                Name:  J. O'Neil Leftwich
                                                Title: SVP/CFO


                                        ADVANCE STORES COMPANY,

                                             by  /s/ J. O'Neil Leftwich
                                                --------------------------
                                                Name:  J. O'Neil Leftwich
                                                Title: SVP/CFO


                                        THE CHASE MANHATTAN BANK,

                                             by  /s/ Neil R. Boylan
                                                --------------------------
                                                Name:  Neil R. Boylan
                                                Title: Managing Director